EXHIBIT 23.9
                       CONSENT TO BE NAMED AS A DIRECTOR

                                      OF

                        TRANSPORTATION COMPONENTS, INC.

      The undersigned hereby consents to be named as a director of Transportation Components Inc. (the "Company") in the Registration Statement on Form S-1 to be filed by the Company with the Securities and Exchange Commission.

Dated: April __,  1998

                                    By: ________________________________________
                                    Name: David Gooch